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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 14, 2002


                                 Omnicare, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                            1-8269                       31-1001351
(State or other jurisdiction                (Commission                   (IRS Employer
      of incorporation)                    File Number)                Identification No.)


         100 East RiverCenter Boulevard                                     41011
                   Suite 1600                                             (Zip Code)
               Covington, Kentucky
    (Address of principal executive offices)


Registrant's telephone number, including area code: (859) 392-3300

                                 Not Applicable
          (Former name or former address, if changed since last report)







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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.  The following Exhibits are furnished with this Report:

         99.1 Statement Under Oath of Principal Executive Officer of Omnicare, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings furnished to the Securities and Exchange Commission pursuant to the June 27, 2002 Order of the Commission.

         99.2 Statement Under Oath of Principal Financial Officer of Omnicare, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings furnished to the Securities and Exchange Commission pursuant to the June 27, 2002 Order of the Commission.

Item 9.  Regulation FD Disclosure.

         On August 14, 2002, in accordance with the June 27, 2002 Order of the Securities and Exchange Commission:

                  (i) Joel F. Gemunder, President and Chief Executive Officer of Omnicare, Inc., submitted to the Secretary of the Securities and Exchange Commission a "Statement Under Oath of Principal Executive Officer of Omnicare, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings."

                  (ii) David W. Froesel, Jr., Senior Vice President and Chief Financial Officer of Omnicare, Inc., submitted to the Secretary of the Securities and Exchange Commission a "Statement Under Oath of Principal Financial Officer of Omnicare, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings."




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 OMNICARE, INC.


                              By: /s/ David W. Froesel, Jr.
                                  --------------------------------------
                                  Name:   David W. Froesel, Jr.
                                  Title:  Senior Vice President and
                                          Chief Financial Officer



Dated:  August 14, 2002





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